  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 16, 1999


                                                SECURITIES ACT FILE NO. 33-32430
                                        INVESTMENT COMPANY ACT FILE NO. 811-5969
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO. 2                       [X]
                        POST-EFFECTIVE AMENDMENT NO.                         [ ]
                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO.                                [ ]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                         SCUDDER NEW EUROPE FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               345 PARK AVENUE
              NEW YORK, NEW YORK                                   10154
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 891-0667

                            ------------------------

                            BRUCE H. GOLDFARB, ESQ.
                        SCUDDER KEMPER INVESTMENTS, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            BURTON M. LEIBERT, ESQ.
                            WILLKIE FARR & GALLAGHER
                               787 SEVENTH AVENUE
                         NEW YORK, NEW YORK 10019-6099

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED AUGUST 16, 1999


                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                           WORLD


SEPTEMBER 3, 1999


PROSPECTUS

Mutual funds:
- are not FDIC-insured
- have no bank guarantees
- may lose value


                                                    KEMPER NEW EUROPE FUND, INC.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
FUND SUMMARY..............................................    1
  Investment Objective and Principal Strategies...........    1

PRINCIPAL RISK FACTORS....................................    1
  Past Performance........................................    2
  Fee and Expense Information.............................    3
  Example.................................................    5

ABOUT THE FUND............................................    6
  Principal Investment Strategies.........................    6
  Other Investments.......................................    7
  Risk Management Strategies..............................    8
  Main Risks -- Generally.................................    8
  Types of Investment Risk................................    9
  Investment Manager......................................   10
  Portfolio Management....................................   11

ABOUT YOUR INVESTMENT.....................................   13
  Choosing a Share Class..................................   13
  Rule 12b-1 Plan.........................................   14
  Special Features........................................   14
  Buying Shares...........................................   15
  NAV Purchases...........................................   16
  Selling and Exchanging Shares...........................   21
  Distributions and Taxes.................................   23
  Transaction Information.................................   24

FINANCIAL HIGHLIGHTS......................................   27



THE FUND WAS A CLOSED-END FUND LISTED ON THE NEW YORK STOCK EXCHANGE. THE SHAREHOLDERS OF THE FUND APPROVED A PROPOSAL TO CONVERT THE FUND TO OPEN-END STATUS -- TO BECOME A MUTUAL FUND. THE CONVERSION OF THE FUND TO AN OPEN-END INVESTMENT COMPANY OCCURRED ON SEPTEMBER 3, 1999. THIS PROSPECTUS PERTAINS TO THE FUND AS AN OPEN-END INVESTMENT COMPANY.

                                  FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The fund seeks long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.


The fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of European companies that in the opinion of the fund's investment manager, are likely to benefit from economic, political, structural and technological changes and developments in Western, Southern and Eastern Europe (such as mergers and acquisitions, restructurings, and further harmonization of Europe's banking and trading facilities).



The fund will invest primarily in the more established and liquid markets of Western and Southern Europe. To enhance return, the fund may also pursue investment opportunities in the less wealthy nations (emerging markets) of Southern Europe. The fund intends to allocate its investments among at least three European countries at all times.



The portfolio management team emphasizes a growth investment approach in buying and selling securities for the fund, but also includes value considerations in making investment decisions. The portfolio management team looks at factors such as earnings growth, new or leading products or technologies and valuation trends in carrying out its investment approach. A stock is typically sold when, in the opinion of the portfolio manager, the stock has reached a predetermined value, the company's fundamentals have deteriorated, there is a loss of confidence in company management or there are changes in the fund's portfolio or more attractive investment opportunities.


                             PRINCIPAL RISK FACTORS

There are market and investment risks with any security and the value of an investment in the fund will fluctuate over time and it is possible to lose money invested in the fund. The principal risks of investing in the fund are:

- STOCK MARKET. The fund's returns and net asset value will go up and down. Stock market movements will affect the fund's share price on a daily basis. Declines in value are possible both in the overall stock market or in the types of equity securities held by the fund.

- PORTFOLIO STRATEGY. The portfolio manager's skill in choosing appropriate investments for the fund will determine in large part the fund's ability to achieve its investment objective.

- FOREIGN SECURITIES. Investing in foreign securities involves other considerations including limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets. In addition, investing in foreign securities, and to a greater extent emerging markets, involves special risks including changes in foreign currency exchange rates and political and economic instability.

- EUROPEAN SECURITIES. The fund's performance will be affected by political, social and economic factors affecting issuers in European countries, including: growth of GDP or GNP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, as well as interest and monetary exchange rates among European countries.

- EMERGING MARKETS. Eastern European countries and certain Southern European countries are considered to be emerging markets. Investing in emerging markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risk. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to operational and other risks as well. Some countries may have restrictions that could limit the fund's access to attractive opportunities. Additionally, emerging markets often face serious problems (such as high external debt, inflation and unemployment) that could subject the fund to increased volatility or substantial declines in value.

- NON-DIVERSIFIED STATUS. The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

PAST PERFORMANCE


The performance of Class M shares shown in the bar chart and performance table reflects the performance of the fund in closed-end form (without daily sales and redemptions). The bar chart and performance table provide some indication of risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual returns for 1 and 5-year periods and since inception compare with those of a broad measure of market performance. The fund's performance may have been lower if it had operated as an open-end fund during this period. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURNS FOR YEARS ENDED DECEMBER 31:

                           YEAR-BY-YEAR TOTAL RETURNS
[BAR GRAPH]

                                                                      YEAR-BY-YEAR TOTAL RETURNS
                                                                      --------------------------
'1991'                                                                            3.06
'1992'                                                                           -9.59
'1993'                                                                           25.62
'1994'                                                                           -0.27
'1995'                                                                           18.97
'1996'                                                                           34.38
'1997'                                                                           20.03
'1998'                                                                           34.39


For the period included in the bar chart, the fund's highest return for a calendar quarter was 27.41% (1st Quarter 1998), and the fund's lowest return for a calendar quarter was (-16.81%) (3rd Quarter 1998). The fund's year to date performance through July 31, 1999 was 6.21%.


AVERAGE ANNUAL TOTAL RETURNS


                                                  MSCI
                                                 EUROPE
FOR PERIODS ENDED DECEMBER 31, 1998  CLASS M*    INDEX**
-----------------------------------  --------    -------
One Year...........................   30.33%     28.53%
Five Years.........................   20.80%     19.09%
Since Inception***.................   12.45%     14.47%


---------------

* The one year average annual total return reflects the imposition of a 2% redemption fee.


** The Morgan Stanley Capital International Europe Index is an unmanaged index that is generally representative of the equity securities of the European markets. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

*** Inception date for Class M Shares is February 16, 1990.

FEE AND EXPENSE INFORMATION

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying Shares and Special Features sections of this prospectus.


                                  CLASS A    CLASS B    CLASS C    CLASS M
                                  -------    -------    -------    -------
SHAREHOLDER FEES (FEES PAID
  DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a %
  of offering price)............  5.75%       None       None       None
Maximum Deferred Sales Charge
  (Load) (as a % of redemption
  proceeds).....................   None(1)    4%         1%         None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends/Distributions.......   None       None       None       None
Redemption Fee (as % of amount
  redeemed).....................   None       None       None      2%(2)
Exchange Fee....................   None       None       None      2%(2)



                                  CLASS A    CLASS B    CLASS C    CLASS M
                                  -------    -------    -------    -------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
Management Fee..................  0.74%      0.74%      0.74%      0.74%
Distribution and Service (12b-1)
  Fees..........................   None      0.75%      0.75%       None
Other Expenses..................  1.11%      1.65%      1.13%      0.68%
                                   ====       ====       ====       ====
Total Annual Fund Operating
  Expenses......................  1.85%      3.14%      2.62%      1.42%
Expense Reimbursement...........  0.10%      0.49%       None       None
                                   ====       ====       ====       ====
Net Annual Fund Operating
  Expenses(3)...................  1.75%      2.65%      2.62%      1.42%
                                   ====       ====       ====       ====


---------------
(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

(2) A 2% redemption fee, which is retained by the fund, is imposed on all redemptions (including redemptions paid in-kind) and exchanges of Class M shares for a period of one year from the date of this prospectus.


(3) The fund was reorganized from a closed-end fund to an open-end fund on September 3, 1999. The fees and expenses of open-end funds are, in many cases, higher than those of closed-end funds. Accordingly, the expense ratios shown above are estimated for the fund's current fiscal year ending October 31, 1999, based on the fund's current fee schedule and expenses incurred by the fund during its most recent fiscal year. The actual expenses for each class of shares in future years may be more or less than the numbers in the tables above, depending on a number of factors, including changes in actual value of the fund's assets represented by each class of shares. Pursuant to contractual agreements with the fund, the investment manager, the underwriter, the administrator, the accounting agent and the transfer agent have agreed, for the one year period commencing on the date of this prospectus, to limit their respective fees and to reimburse other operating expenses, to the extent necessary to limit total operating expenses of the classes of the fund to the levels set forth in the table above.

EXAMPLE

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and annual fund operating expenses remaining the same. The expense calculations incorporate the contractual expense reimbursements in place for the first year in the periods reflected below. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

FEES AND EXPENSES IF YOU SOLD SHARES AFTER:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
1 Year.....................  $  743     $  668     $  365
3 Years....................  $1,118     $1,230     $  814
5 Years....................  $1,519     $1,824     $1,390
10 Years*..................  $2,641     $3,529     $2,954

FEES AND EXPENSES IF YOU DID NOT SELL YOUR SHARES:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
1 Year.....................  $  743     $  268     $  265
3 Years....................  $1,118     $  930     $  814
5 Years....................  $1,519     $1,624     $1,390
10 Years*..................  $2,641     $3,529     $2,954

---------------
* Class B automatically converts into Class A six years after purchase.

                                 ABOUT THE FUND

OPEN-ENDING AND REORGANIZATION


The fund began operations on February 9, 1990 as a closed-end management investment company. On July 20, 1999, the fund's shareholders approved the conversion of the fund to an open-end investment company. As a result of the conversion and a reorganization with Kemper Europe Fund, the fund changed its name to "Kemper New Europe Fund, Inc." and issued newly designated Class A, Class B and Class C shares to the shareholders of Kemper Europe Fund and Class M shares to its existing shareholders. Class M shares will automatically convert to Class A shares one year after the date of this prospectus.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund will invest at least 65% of its total assets in equity securities of European companies and intends to allocate its investments among at least three countries at all times. The fund considers an issuer of securities to be a European company if:

- the company is organized under the laws of a European country and has a principal office in a European country; or


- a company wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe; or


- the company's equity securities are traded principally in European securities markets.


The fund may purchase the following types of equity securities, although other than investments in common stocks, it has no current intention of investing a significant amount of its assets in any of the other categories:


- common and preferred stocks;

- sponsored and unsponsored depositary receipts;


- debt securities convertible into common stock; and



- common stock purchase warrants and rights.


The fund will invest in established markets as well as newer markets, and the portion of the fund's assets invested in each will vary from time to time. The fund may also invest in companies of any size. The fund expects, however, to invest primarily in the more established and liquid markets of Western and Southern Europe. These countries include: Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

To enhance return, the fund may also pursue investment opportunities in the less wealthy nations of Southern Europe, currently Greece, Portugal and Turkey, and the former Communist countries once part of the Soviet Union, although the fund has no current intention to invest a significant amount of its assets in these countries. The fund may invest in other European countries if opportunities arise. To a lesser extent, the fund may also invest in "Specialized Investments" which include equity securities of: small European companies; companies and joint ventures based in Europe; and European companies that, in the public market, are selling at a significant discount to their "private market value" (I.E., the value the fund's investment manager believes informed investors would be willing to pay to acquire such companies).



The portfolio management team conducts regional, country, industry and company analysis in search of investments likely to benefit from economic, political, industrial and other changes occurring across Europe. In analyzing regions and countries, the portfolio management team analyzes factors such as projected economic growth, changes in interest rates and inflation, trade patterns, currency fluctuations and political developments. In choosing investments, the portfolio management team will focus on European companies that:


- generate or apply new technologies, distribution systems or services;

- expect to benefit from changing consumer demands or lifestyles;

- have prospects for above-average earnings growth; or

- are undervalued due to market misperception, temporary negative developments, limited investor familiarity or other factors.

A security is typically sold when, in the opinion of the portfolio management team, the stock has reached its fair market value and its appreciation is limited, a company's fundamentals have deteriorated, the portfolio management team loses confidence in company management, the fund's portfolio is too heavily weighted in a particular company, country or sector, or more attractive alternatives are available in other companies or sectors.

OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in European debt securities. Within this 20% limit, the fund may invest in debt securities which are rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's or unrated securities of comparable quality as determined by the investment manager. Below-investment grade securities are commonly referred to as "junk bonds."

The fund may invest in when-issued securities, illiquid and restricted securities and may enter into repurchase agreements and reverse repurchase agreements. The fund may also invest in investment companies that invest primarily in equity securities of European companies.


RISK MANAGEMENT STRATEGIES


The fund may use certain derivatives (investments whose value is based on indices or other securities) to attempt to offset price declines in the value of the fund's portfolio, to manage the effective maturity or duration of fixed-income securities in the fund's portfolio or to enhance potential gain. These instruments include:


- options on securities, equity and fixed-income indices and other financial instruments;

- financial futures and related options;

- interest rate transactions (I.E., swaps, caps, floors and collars); and

- currency transactions (I.E., currency forward contracts, currency futures contracts, currency swaps and options on currencies and currency futures).

The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons. The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission.


For temporary defensive purposes, the fund may invest without limit in foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements and may invest up to 20% in those instruments to maintain liquidity. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.


MAIN RISKS -- GENERALLY

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

TYPES OF INVESTMENT RISK

ACCESS RISK. The risk that some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.


INTEREST RATE RISK. Changes in interest rates may cause a decline in an investment's market value. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.


LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

LOWER RATED SECURITIES (I.E., "JUNK BONDS"). These securities carry a higher risk that the issuer will be unable to pay principal and interest when due, and the market to sell such securities may be limited.

OPERATIONAL RISK. The risk that some countries may have less developed securities markets (and related transaction, registration and custody practices). Related to this factor is the concern that reliance on computer systems not Year 2000 compliant could severely hamper a marketplace's ability to handle securities transactions.

RISKS OF DERIVATIVE INSTRUMENTS. The use of these instruments requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. The success of the fund in selecting these instruments for its portfolio depends on the skill of the investment manager in predicting the movement of interest rates, the value of particular instruments and other economic variables. There is no assurance that the investment manager will accurately predict these movements.

EXPOSURE RISK. The risk associated with techniques that increase the fund's exposure to a security, index or its investment portfolio. Exposure is the fund's maximum potential gain or loss from an investment. Certain investments (such as options and futures) may have the effect of magnifying declines as well as increases in the fund's net asset value. Losses from writing options and entering into futures can be unlimited.

SMALL COMPANIES RISK. The risk that small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. These securities may carry increased mar-ket and liquidity risks. Key information about the company may also be inaccurate or unavailable.

TRADING LIMIT AND TRADING HALT RISK. Exchanges on which options and futures contracts are traded have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, no trading may occur at prices outside that limit. If a trading limit is reached before the close of a trading day, the fund may not be able to purchase or sell options or futures contracts at advantageous prices or at all. In such an event, the fund also may be required to use a "fair-value" method to price its outstanding contracts.

INVESTMENT MANAGER

The fund retains the investment management firm of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, to manage its daily investment and business affairs subject to the policies established by the fund's Board. Scudder Kemper Investments, Inc. actively manages the fund's investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

The fund pays the investment manager a (graduated) monthly investment management fee at the following rate:

                                        ANNUAL MANAGEMENT
AVERAGE DAILY NET ASSETS OF THE FUND        FEE RATES
------------------------------------    -----------------
$0 -- $250 million..................          0.75%
$250 million -- $1 billion..........          0.72
$1 billion -- $2.5 billion..........          0.70
$2.5 billion -- $5 billion..........          0.68
$5 billion -- $7.5 billion..........          0.65
$7.5 billion -- $10 billion.........          0.64
$10 billion -- $12.5 billion........          0.63
Over $12.5 billion..................          0.62


For the fiscal year ended October 31, 1998, the investment manager received an investment management fee of $4,151,077 (approximately 1.15% of the fund's average weekly net assets), which was based upon the fund's prior (higher) investment management fee schedule.

PORTFOLIO MANAGEMENT

The fund is managed by a team of investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the investment manager's large staff of economists, research analysts, traders and other investment specialists who work in the investment manager's offices across the United States and abroad. The investment manager believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The following investment professionals are associated with the fund:

                        JOINED
NAME & TITLE           THE FUND               BACKGROUND
------------           --------               ----------
Carol L. Franklin       1990      Joined Scudder Kemper in 1981 as a
Lead Portfolio                    portfolio manager. She is a member
Manager                           of the firm's Global Equity Group
                                  and is a portfolio manager for
                                  other affiliated international
                                  mutual funds. She began her
                                  investment career in 1975. Prior to
                                  joining Scudder Kemper, she worked
                                  for an unaffiliated investment
                                  management company.
Joan R. Gregory         1992      Joined Scudder Kemper in 1992 as a
Portfolio Manager                 portfolio manager. She is a member
                                  of the firm's Global Equity Group
                                  and is on the portfolio management
                                  teams for other affiliated
                                  international mutual funds. She
                                  began her investment career in
                                  1989. Prior to joining Scudder
                                  Kemper, she worked in the
                                  international investment department
                                  at a bank.
Marc Slendebroek        1998      Joined Scudder Kemper in 1994 as a
Portfolio Manager                 European equity analyst. He is an
                                  International Portfolio Manager at
                                  Scudder Investments, UK Ltd., an
                                  affiliated investment management
                                  company. He began his investment
                                  career in 1990. Prior to joining
                                  Scudder Kemper, he worked for an
                                  unaffiliated investment management
                                  company responsible for the Dutch
                                  equity research product.

YEAR 2000 READINESS

Like other mutual funds and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which it relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value and difficulties in implementing the fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by the fund or on global markets or economies generally. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect the fund's performance.

EURO CONVERSION

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operations of the fund. The Euro was introduced on January 1, 1999, by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other EMU members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on the fund's holdings is negative, the fund's performance could be hurt.

                             ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

The fund provides investors with the option of purchasing shares in the following ways:

CLASS A SHARES...............Offered at net asset value plus a maximum sales charge of 5.75% of the offering price.


                             Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed during the second year of purchase.


CLASS B SHARES...............Offered at net asset value without an initial sales charge, but subject to a 0.75% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

CLASS C SHARES...............Offered at net asset value without an initial sales charge, but subject to a 0.75% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

CLASS M SHARES...............Represent the initial shares of the fund and are no longer offered. Class M shares are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class M shares are subject to a 2% fee on all redemptions (including redemptions in-kind) and exchanges. Class M Shares will automatically convert to Class A shares one year after the date of this prospectus.

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of the fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these sales arrangements, consult your financial representative or Kemper Distributors, Inc. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

RULE 12b-1 PLAN

The fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the principal underwriter to pay for distribution and services for those classes. Rule 12b-1 fees are not imposed on Class A or Class M shares. Because fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of the shares.

SPECIAL FEATURES

CLASS A SHARES -- COMBINED PURCHASES. The fund's Class A shares may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

CLASS A SHARES -- LETTER OF INTENT. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors, Inc. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

CLASS A SHARES -- CUMULATIVE DISCOUNT. Class A shares of the fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the fund being purchased, the value of all Class A shares of most Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES -- LARGE ORDER NAV PURCHASE PRIVILEGE. Class A shares of the fund may be purchased at net asset value by any purchaser provided that the amount invested in the fund or other Kemper Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above.


EXCHANGE PRIVILEGE -- GENERAL. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Class M shareholders may exchange their shares for Class A shares of a Kemper Mutual Fund and may only exchange shares in an amount less than $500,000. A 2% fee will apply to any exchange of Class M shares and will be retained by the fund for the benefit of the remaining shareholders (see "Redemption Fee" below). Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). Shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserve Fund) acquired by exchange from another Kemper Fund or a Money Market Fund may not be exchanged thereafter until they have been owned for 15 days, if, in the investment manager's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market-timing" strategy may be disruptive to the fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

BUYING SHARES

You may purchase shares of the fund by contacting the securities dealer or other financial services firm from whom you received this prospectus.

CLASS A SHARES

PUBLIC OFFERING PRICE, INCLUDING SALES CHARGE

                                               SALES CHARGE
                                    ----------------------------------
                                      AS A % OF        AS A % OF NET
AMOUNT OF PURCHASE                  OFFERING PRICE    AMOUNT INVESTED*
------------------                  --------------    ----------------
Less than $50,000.................       5.75%              6.10%
$50,000 but less than $100,000....       4.50               4.71
$100,000 but less than $250,000...       3.50               3.63
$250,000 but less than $500,000...       2.60               2.67
$500,000 but less than $1
  million.........................       2.00               2.04
$1 million and over...............       0.00**

---------------
 * Rounded to nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV PURCHASES

Class A shares of the fund may be purchased at net asset value by:

- shareholders in connection with the investment or reinvestment of income and capital gain dividends;

- a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

- any purchaser with Kemper Funds investment totals of at least $1,000,000;

- unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

- officers, directors, employees (including retirees) and sales representatives of the fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons;

- persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

- registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors, Inc., any trust, pension, profit-sharing or other benefit plan for only such persons;

- officers, directors, and employees of service agents of the fund;

- members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL);

- selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the fund pursuant to an agreement with Kemper Distributors, Inc. or one of its affiliates;

- certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, Inc., for themselves or members of their families;

- in connection with the acquisition of the assets of or merger or consolidation with another investment company;

- shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons;

- persons who purchase shares of the fund through Kemper Distributors, Inc. as part of an automated billing and wage deduction program administered by RewardsPlus of America;

- through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, Inc., including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:


- redemptions under the fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account;


- redemption of shares of a shareholder (including a registered joint owner) who has died;

- redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

- redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district;

- redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;

- redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors, Inc. that the dealer waives the commission applicable to such Large Order NAV Purchase.

RULE 12b-1 FEE

None

EXCHANGE PRIVILEGE

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

CLASS B SHARES

PUBLIC OFFERING PRICE

Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

YEAR OF REDEMPTION AFTER PURCHASE:  FIRST   SECOND   THIRD   FOURTH   FIFTH   SIXTH
----------------------------------  -----   ------   -----   ------   -----   -----
Contingent Deferred Sales
  Charge:.....................        4%      3%       3%      2%       2%      1%

The contingent deferred sales charge will be waived:

- for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts);

- for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Section 72(t)(2)(A)(iv) of the Internal Revenue Code of 1986, as amended (Code) prior to age 59 1/2;

- for redemptions made pursuant to a systematic withdrawal plan;

- in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

- in the event of the death of the shareholder (including a registered joint owner).

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent:

- redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege);

- redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the fund);

- redemptions in connection with distributions qualifying under the hardship provisions of the Code;

- redemptions representing returns of excess contributions to such plans.

RULE 12b-1 FEE

0.75%

CONVERSION FEATURE

Class B shares of the fund will automatically convert to Class A shares of the fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

EXCHANGE PRIVILEGE

Class B shares of the fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without a contingent deferred sales charge.

CLASS C SHARES

PUBLIC OFFERING PRICE

Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

- redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457;

- redemption by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;

- redemption of shares of a shareholder (including a registered joint owner) who has died;

- redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

- redemptions under the fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account;

- redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance on the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;

- redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

RULE 12b-1 FEE

0.75%

CONVERSION FEATURE

None

EXCHANGE PRIVILEGE

Class C shares of the fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset value without paying any contingent deferred sales charge.

SELLING AND EXCHANGING SHARES

GENERAL

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require the fund to redeem his or her shares. When shares are held for the account of a shareholder by the fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.

Any exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Mutual Fund.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for investment is received. For example, an investment made in December, 1998 will be eligible for the second year's charge if redeemed on or after December 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares presenting reinvested dividends and then from the earliest purchase of shares. Kemper Distributors, Inc. receives any contingent deferred sales charges directly.

SHARE CERTIFICATES


When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (E.G., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


REINVESTMENT PRIVILEGE

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The fund normally distributes dividends of net investment income annually and any net realized short-term and long-term capital gains at least annually.


Income and capital gains dividends, if any, of the fund will be credited to shareholder accounts in full and fractional shares of the same class of the fund at net asset value on the reinvestment date (with the exception of Class M shareholders who will receive Class A shares of the fund), except that, upon written request to the Shareholder Service Agent, Kemper Service Company, a shareholder may select one of the following options:


(1) To receive income and short-term capital gains dividends in cash and long-term capital gains dividends in shares of the same class at net asset value; or

(2) To receive income and capital gains dividends in cash.

Any dividends of the fund that are reinvested will normally be reinvested in shares of the same class of the fund, except for Class M shareholders who will receive Class A shares of the fund. However, by writing to the Shareholder Service Agent, you may choose to have dividends of the fund invested in shares of the same class of another Kemper fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The fund will reinvest dividend checks (and future dividends) in shares of the same class of the fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested.

TAXES

Dividends representing net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

A sale or exchange of your shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares. Shareholders of the fund may be subject to state, local and foreign taxes on fund distributions and redemptions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in the fund.

The fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by the fund.

The fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds payable to you if you fail to provide the fund your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

TRANSACTION INFORMATION

SHARE PRICE

Scudder Fund Accounting Corporation determines the net asset value per share of the fund as of the close of regular trading on the New York Stock Exchange normally 4:00 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the fund's assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The net asset value per share of the fund is the value of one share and is determined separately for each class by dividing the value of the fund's net assets attributable to that class, less all liabilities of that class, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the fund will generally be lower than that of the Class A and M shares of the fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that the fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of the fund may change at a time when shareholders are not able to purchase or redeem their shares.

REDEMPTION FEE (CLASS M SHARES)


Upon the redemption or exchange of Class M shares of the fund (including redemptions in-kind) for a period of one year from the date of this prospectus, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to discourage short term trading in a vehicle intended for long term investment, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge and is not a commission paid to the investment manager or its subsidiaries. The fund reserves the right to modify the terms of or terminate this fee at any time.


The fee applies to all redemptions from the fund and exchanges to other Kemper Funds by Class M shareholders. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.

PROCESSING TIME

All requests to buy and sell shares that are received in good order by the fund's transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load, contingent deferred sales charge or redemption fee). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the fund's transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (I.E., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by the fund of the purchase amount.

The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

SIGNATURE GUARANTEES

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholder of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The fund will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

PURCHASE RESTRICTIONS

Purchase and sales should be made for long-term investment purposes only. The fund and its transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in the fund's share price. The fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, the fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

MINIMUM BALANCES

The minimum initial investment for the fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an IRA is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the fund may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter which will be collected automatically by the fund from the shareholder's account. The fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

THIRD PARTY TRANSACTIONS

If you buy and sell shares of the fund through a member of the National Association of Securities Dealers, Inc. (other than the fund's distributor), that member may charge a fee for that service. This prospectus should be read in connection with such firm's material regarding its fees and services.

REDEMPTIONS IN-KIND

The fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


With respect to Class M shareholders, all redemptions will be paid in-kind to the extent those redemptions exceed $500,000 during any ninety day period within the one year period following the fund's conversion to open-end status, and like all redemptions of Class M shares, will be subject to a 2% redemption fee on the current net asset value of the shares. Shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares redeemed, which expenses are in addition to any applicable redemption fee. No redemption requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form, which is available from Kemper Service Company.


                              FINANCIAL HIGHLIGHTS


The table below is intended to help you understand the fund's financial performance for the periods reflected below. Certain information reflects the financial results for a single fund share. The total return figures show what an investor in the fund would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the fund's semi-annual report for the six-month period ended April 30, 1999, and the fund's annual report for the year ended October 31, 1998, which are available upon request by calling Kemper at 1-800-621-1048.



The following table shows financial information for the fund's original share class (Class M) expressed in terms of one share outstanding throughout the relevant periods, and reflects the operations of the fund as a closed-end investment company. Financial information is not available for the fund's Class A, B and C shares since the reorganization of the fund took place after the close of the fund's most recent fiscal year and the above-referenced six-month period. The fund's performance may have been lower if it had operated as an open-end fund during this period.



                                SIX MONTHS
                                   ENDED                   YEARS ENDED OCTOBER 31,
                                 APRIL 30,        ------------------------------------------
                                   1999            1998     1997     1996     1995     1994
                                ----------        ------   ------   ------   ------   ------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period...............      $     23.23       $19.96   $16.60   $13.24   $11.61   $10.72
                                -----------       ------   ------   ------   ------   ------
Income from investment
  operations:
Net investment income
  (loss)(a)...............              .01(c)        --     (.01)     .05      .05      .02
Net realized and
  unrealized gain (loss)
  on investment
  transactions............             2.31         4.47     3.43     3.36     1.58      .87
                                -----------       ------   ------   ------   ------   ------
Total from investment
  operations..............             2.32         4.47     3.42     3.41     1.63      .89
                                -----------       ------   ------   ------   ------   ------
Less distributions from:
Net investment income.....             (.03)        (.09)    (.06)    (.05)      --       --
Net realized gains on
  investment
  transactions............            (2.96)       (2.11)      --       --       --       --
                                -----------       ------   ------   ------   ------   ------
Total distributions.......            (2.99)       (2.20)    (.06)    (.05)      --       --
                                -----------       ------   ------   ------   ------   ------
Net asset value, end of
  period..................      $     21.56       $22.23   $19.96   $16.60   $13.24   $11.61
                                ===========       ======   ======   ======   ======   ======
Market value, end of
  period..................      $     19.88       $18.88   $15.50   $14.00   $10.25   $ 9.75
                                ===========       ======   ======   ======   ======   ======
TOTAL RETURN
Per share market value
  (%).....................            23.01**      39.56    11.16    37.18     5.13    (4.88)
Per share net asset value
  (%)(b)..................            13.30**      27.70    20.66    25.92    14.04     8.30
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period
  ($ millions)............              352          359      320      266      213      186
Ratio of operating
  expenses to average net
  assets (%)..............             1.56(d)*     1.41     1.49     1.51     1.62     1.67
Ratio of net investment
  income (loss) to average
  net assets (%)..........              .03**       (.01)    (.03)     .31      .39      .20
Portfolio turnover rate
  (%).....................             59.1*        41.4     44.7     35.3     32.4     43.2


---------------
(a) Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.


(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.



(d) Includes reorganization expense ratio of .14%.



 * Annualized



** Not annualized


Additional information about the fund may be found in the fund's STATEMENT OF ADDITIONAL INFORMATION, the SHAREHOLDER SERVICES GUIDE and in SHAREHOLDER REPORTS. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statement of Additional Information contains more detailed information on fund investments and operations. The Shareholder Services Guide contains information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

---------------------------------------------------------------------
                                      CALL THE KEMPER FUNDS AT:
BY TELEPHONE                               1-800-621-1048
---------------------------------------------------------------------
In Person                       Public Reference Room
                                Securities and Exchange Commission
                                Washington, D.C.
                                (Call 1-800-SEC-0330 for more
                                information).
---------------------------------------------------------------------
By Mail                         Kemper Distributors, Inc.
                                222 South Riverside Plaza
                                Chicago, IL 60606-5808
                                or
                                Public Reference Section,
                                Securities and Exchange Commission,
                                Washington, D.C. 20549-6009
                                (a duplication fee is charged)
---------------------------------------------------------------------
By Internet                     http://www.sec.gov
                                http://www.kemper.com
---------------------------------------------------------------------


The Statement of Additional Information dated September 3, 1999 is incorporated by reference into this prospectus (is legally a part of this prospectus).


INVESTMENT COMPANY ACT FILE NUMBER:  811-5969

                                                               SNEFp0699

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION DATED AUGUST 16, 1999


                      STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER 3, 1999



                          KEMPER NEW EUROPE FUND, INC.

               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Kemper New Europe Fund, Inc. (the "Fund") dated September 3, 1999. The prospectus may be obtained without charge from the Fund and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov). The Fund's audited Semi-Annual Report dated April 30, 1999 and its audited Annual Report dated October 31, 1998, each of which either accompanies this Statement of Additional Information or has been previously provided to the investor to whom this Statement of Additional Information is being sent, are incorporated by reference.



     The Fund was a closed-end fund whose shares were listed on the New York Stock Exchange, Inc. The shareholders of the Fund approved a proposal to open-end the Fund. The conversion of the Fund to an open-end investment company occurred on September 3, 1999. This Statement of Additional Information pertains to the Fund as an open-end investment company.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INVESTMENT RESTRICTIONS.....................................    1
INVESTMENT OBJECTIVE AND POLICIES...........................    2
CERTAIN INVESTMENT PRACTICES................................    4
DIVIDENDS AND TAXES.........................................   18
NET ASSET VALUE.............................................   22
PERFORMANCE.................................................   23
INVESTMENT MANAGER AND UNDERWRITER..........................   26
PORTFOLIO TRANSACTIONS......................................   30
PURCHASE, REPURCHASE AND REDEMPTION OF SHARES...............   31
REDEMPTION OR REPURCHASE OF SHARES..........................   36
SPECIAL FEATURES............................................   41
OFFICERS AND DIRECTORS......................................   45
ORGANIZATION OF THE FUND....................................   47
FINANCIAL STATEMENTS........................................   49


                                                       PRINTED ON RECYCLED PAPER

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of the Fund, cannot be changed without approval of a "majority" of its outstanding voting securities. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (1) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

     The Fund is classified as a non-diversified open-end management company.

     The Fund may not:

          1. Purchase securities on margin, except such short-term credits as may be necessary or routine for clearance of transactions and the maintenance of margin with respect to futures and forward contracts.

          2. Make short sales of securities, except short sales against the box.

          3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

          4. Invest more than 25% of the total value of its assets in a particular industry; provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, but will apply to foreign government obligations unless the U.S. Securities and Exchange Commission (the "SEC") permits their exclusion.

          5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

          6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities, may purchase and sell futures contracts and related options on stock indices and currencies, may enter into forward currency exchange contracts, may write options on stocks and may purchase and sell options on currencies and stock indexes.

          7. Make loans, provided that the Fund may (a) acquire debt securities as described herein, (b) enter into repurchase agreements and (c) lend portfolio securities in an amount not to exceed 25% of the Fund's total assets.

     The following additional restrictions are not fundamental policies of the Fund and may be changed by the Board of Directors.

     The Fund may not:

          1. Borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

          2. Enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

          3. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

          4. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

          5. Purchase warrants if as a result such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

          6. Lend portfolio securities in an amount greater than 5% of its total assets.

          7. Make investments for the purpose of exercising control or management. Substantial stock ownership may occasionally confer on the Fund the ability to influence policies of portfolio companies. In addition, the Fund's management may consult with and advise the management of portfolio companies with respect to the operating and financial policies of such companies.

          8. Participate on a joint and several basis in any trading account in securities.

          9. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities of any single issuer. The exercise of stock subscription rights or conversion rights is not deemed to be a purchase for purposes of this restriction.


          10.  Invest more than 15% of its net assets in illiquid securities.


                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of European companies.

     The Fund will invest in both the industrialized nations of Western Europe and the less wealthy or developed countries in Southern and Eastern Europe. The Fund will invest in established markets and companies with large capitalizations as well as newer markets and smaller companies, and the portion of the Fund's assets invested in each will vary from time to time. The Fund seeks to benefit from accelerating economic growth transformation and deregulation taking hold in Europe. These developments involve, among other things, increased privatizations and corporate restructurings, the reopening of equity markets and economies in Eastern Europe, further broadening of the European Union, and the implementation of economic policies to promote non-inflationary growth. The Fund invests in companies it believes are well placed to benefit from these and other structural and cyclical changes now underway in this region.

     Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

     The Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of European companies. The Fund defines a European company as: (i) a company organized under the laws of a European country and that has a principal office in a European country; or (ii) a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe; or (iii) a company whose equity securities are traded principally in European securities markets. The Fund's definition of European companies may include companies that have characteristics and business relationships common to companies in other regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other regions, as well as to Europe. The Fund believes, however, that investment in such companies will be appropriate in light of the Fund's investment objective, because Scudder Kemper Investments, Inc. (the "Adviser") will select among such companies only those which, in its view, have sufficiently strong exposure to economic and market forces in Europe such that their value will tend to reflect European developments to a greater extent than developments in other regions. For example, the Adviser may invest in companies organized and located in the U.S. or other countries outside of Europe, including companies having their entire production facilities outside of Europe, when such companies meet one or more elements of the Fund's definition of European companies so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in Europe.

     The Fund expects the majority of its equity assets to be invested in the more established and liquid markets of Western and Southern Europe. These more established Western and Southern European countries include: Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. To enhance return potential, however, the Fund may pursue investment opportunities in the less wealthy nations of Southern Europe, currently Greece, Portugal and Turkey, and the former communist countries of Eastern Europe, including countries once part of the Soviet Union. The Fund may invest in other countries of Europe when their markets become sufficiently developed, in the opinion of the Adviser.

     The Fund intends to allocate its investments among at least three countries at all times. The Fund's equity investments may consist of: common stock, preferred stock (convertible or non-convertible), depositary receipts (sponsored or unsponsored) and warrants. These may be illiquid securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter ("OTC")or have no organized market. In addition, the Fund may engage in strategic transactions, including derivatives.

     The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Baa by Moody's Investor Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Service ("S&P"). Such securities may be in default with respect to payment of principal or interest.

     The Fund may invest in when-issued securities, illiquid and restricted securities and convertible securities and may enter into repurchase agreements and reverse repurchase agreements. The Fund may also invest in closed-end investment companies that invest primarily in Europe.


     When, in the opinion of the Adviser, market conditions warrant, the Fund may invest without limit in foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity. In such a case, the Fund would not be pursuing, and may not achieve, its investment objective.


     Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

     From time to time, the Fund may be a purchaser of restricted debt or equity securities (i.e., securities which may require registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption therefrom, in order to be sold in the ordinary course of business) in a private placement. The Fund has undertaken not to purchase or acquire any such securities if, solely as a result of such purchase or acquisition, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

     To a lesser extent, the Fund may also invest in "Specialized Investments" which consist of equity securities of: (i) privately-held European companies;
(ii) European companies that have recently made initial public offerings of their shares; (iii) government-owned or -controlled companies that are being privatized; (iv) smaller publicly-held European companies, i.e., any European company having a market capitalization of less than $500 million (the Board of Directors of the Fund may, in the future, reevaluate and increase or decrease the maximum market capitalization for qualification as a smaller European company); (v) companies and joint ventures based in Europe; (vi) private placements and joint venture participations in European companies that may not be readily marketable; (vii) pooled investment funds that invest principally in securities in which the Fund may invest, which are considered investment companies for purposes of the 1940 Act restrictions described below; and (viii) European companies with private market values perceived by the Adviser to be substantially in excess of their publicly-traded values.


                          CERTAIN INVESTMENT PRACTICES

INVESTING IN FOREIGN SECURITIES

     Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting and auditing financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Many of the currencies of Eastern European countries have experienced a steady devaluation relative to Western currencies. Any future devaluation may have a detrimental impact on any investments made by the

Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. The Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies at the time the investment is made.

     These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may not be subject to potentially greater risks than investments in developed countries, the Fund will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

     EMERGING MARKETS. While the Fund's investments in foreign securities will principally be in developed countries, the Fund may invest in countries considered by the Adviser to be developing or "emerging" markets. Developing or emerging markets involve exposure to economic structures that are generally less diverse and mature than in the U.S., and to political systems that may be less stable. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the U.S., Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser believes that these characteristics can be expected to continue in the future.

     Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the U.S. and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the U.S.; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of its Board of Directors.

     Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

     PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or -controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

     In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

     In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

     Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

     Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

     FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on futures contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

     DEPOSITARY RECEIPTS. The Fund may invest directly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities of the European company into which they may be converted. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

     DEBT SECURITIES. When the Adviser believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital appreciation, the Fund may invest up to 20% of its total assets in European debt securities, including bonds of foreign governments, supranational organizations and private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser.

     Subject to the above 20% limit, the Fund may also purchase debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and unrated securities ("high-yield/high-risk securities"), which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks. The Fund may also purchase bonds rated B or lower by Moody's or S&P, and may invest in securities which are rated C by Moody's or D by S&P or securities of comparable quality in the Adviser's judgment. Such securities may be in default with respect to payment of principal or interest, carry a high degree of risk and are considered speculative. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.

     To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand-alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.

     Trading in debt obligations ("sovereign debt") issued or guaranteed by foreign governments or their agencies or instrumentalities ("governmental entities") also involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, dependence on expected disbursements from third parties, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     HIGH-YIELD/HIGH-RISK SECURITIES. As stated above, within the Fund's 20% limit of investments in European debt securities, the Fund may also invest in high-yield/high-risk securities.

     High-yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher-quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund's net asset value. In addition, investments in high-yield, zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of the Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs and liquidity and valuation difficulties.

     Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality securities. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

     SMALL COMPANIES. The Fund may invest its assets in the securities of small companies. Investments in small companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities, higher brokerage commissions and fees and greater market risk in general. In addition, these securities involve greater risks since they may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospectus than are larger, more established companies.

     STRATEGIC TRANSACTIONS AND DERIVATIVES. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, or to enhance potential gain. No more than 5% of the Fund's assets will be [committed] to Strategic Transactions (as defined below) entered into for non-hedging purposes. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, "Strategic Transactions"). Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another. The use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize Strategic Transactions successfully will depend on the Adviser's ability to predict market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions, including derivative contracts, involve risks, including possible default by the other party to the transactions, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been used.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian, The Chase Manhattan Bank (the "Custodian"), to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the Custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligations.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical deliver or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possibly daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets as described above under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described above as long as the call is outstanding. See "Use of Segregated and Other Special Accounts." Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     GENERAL CHARACTERISTICS OF FUTURES. As stated above, the Fund may enter into financial futures contracts or purchase or sell put and call options on such futures for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any future obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described above. See "Use of Segregated and Other Special Accounts."

     CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter into are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payment and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

     The convertible securities in which the Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock increases, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stocks of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

     Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.

     A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

     BORROWING. The fund may not borrow money, except as permitted under Federal law. The Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. The Fund does not expect to borrow for investment purposes, to increase return or leverage the portfolio. Borrowing by the Fund will involve special risk considerations. Although the principal of the fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

     ILLIQUID SECURITIES. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

     Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if such sale is made in violation of the 1933 Act or if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

     The Fund may invest up to 15% of its total net assets in illiquid securities.

     WHEN-ISSUED SECURITIES. The Fund may from time to time purchase equity and debt securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.


     LENDING OF PORTFOLIO SECURITIES. The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made to member firms of the NYSE, and would be required to be secured continuously by collateral in cash, U.S. Government securities or other high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Fund determines to make securities loans, the value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.


     SHORT SALES AGAINST-THE-BOX. The Fund may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities or other assets sold short. [The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales.] [The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.]

     If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

                              DIVIDENDS AND TAXES

     DIVIDENDS. The Fund normally distributes dividends of net investment income and any net realized short-term and long-term capital gains at least annually. The level of income dividends per share (as a percentage of net asset value) may be lower for Class B and Class C shares than for Class A and M shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

     The Fund may vary at any time the foregoing dividend practice and, therefore, reserves the right from time to time either to distribute or to retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code. Income dividends and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional Fund shares of the same class at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

     (1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

     (2) To receive income and capital gain dividends in cash.

     Any dividends of the Fund that are reinvested normally will be reinvested in Fund shares of the same class. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of the Fund invested without a sales charge in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features -- Class A Shares -- Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of the Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund reinvests dividend checks (and future dividends) in shares of the same class of the same Fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same class of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

     TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed in the manner required by the Code. Such qualification does not involve governmental supervision or management of investment practices or policy.

     To so qualify, the Fund is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) (the "90% Distribution Requirement").

     A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to meet the 90% Distribution Requirement and to prevent imposition of the 4% excise tax.

     Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared.

     A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder.

     If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a pro rata share of federal income taxes paid by the Fund on such gains as a credit against federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such gains and the tax credit.

     A shareholder who redeems shares of the Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares.

     A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed herein under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described herein under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of
(a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares.

     If a shareholder realizes a loss on the redemption or exchange of the Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of the Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

     Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of the Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and
(iii) more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions (such as a gain on a sale of PFIC shares) might have been classified as capital gain.

     The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. Mark to market losses would be deductible, as ordinary losses, to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

     The Fund's Strategic Transactions will be subject to special tax rules. Equity options (including covered call options on portfolio stock) and OTC options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

     Many futures contracts and certain foreign currency forward contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. In general, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding
Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income.

     Positions of the Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

     Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

     Under certain circumstances, the purchase of a put option or the entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Moreover, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

     Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                                NET ASSET VALUE

     The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A and M shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading (the "value time") on the NYSE on each day the NYSE is open for trading. The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Securities listed primarily on foreign exchanges may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of the Fund may be significantly affected on days when investors have no access to the Fund.

     An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another OTC market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board of Directors believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser of the Fund may calculate the price of that debt security, subject to limitations established by the Board of Directors.

     An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded OTC is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

     If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of the Valuation Committee of the Board of Directors, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                                  PERFORMANCE

     The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Fund. If fees or expenses are being waived or absorbed by the Adviser, the Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

     The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value in the case of Class M shares may or may not include the effect of any applicable redemption fee. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures may also be calculated without deducting the maximum sales charge.

     Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and Prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B, Class C and Class M shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period or any applicable redemption fee. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B or C shares or redemption fee for Class M shares would be reduced if such charges were included.

     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

     The Fund's performance figures are based upon historical results and are not representative of future performance. The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and C shares are sold at net asset value. Redemption of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Redemptions and exchanges of Class M shares (including redemptions in-kind) will be subject to a 2% redemption fee. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B and C shares that may be imposed at the end of the period in question and the applicable redemption fee imposed on Class M shares. Performance figures for the Class B, C and M shares not including the effect of the applicable contingent deferred sales charge or redemption fee would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.


     The Fund's performance may be compared to that of the Morgan Stanley Capital International (MSCI) Europe Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper") and other independent organizations. Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.


     Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative.

     Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the Bank Rate Monitor National Index(TM) or various certificate of deposit indexes. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").

     Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

     The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

     The Fund's returns and net asset value will fluctuate and shares of the Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Redemption and exchanges of Class M shares (including redemptions in-kind) are subject to a 2% fee as described above. Additional information about the Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.


     The Fund converted to open-end status and combined, as the surviving entity, with the Kemper Europe Fund, on September 3, 1999 (the "Reorganization"). The Fund's former closed-end share class was renamed Class M shares upon the Reorganization. The figures below show performance information prior to the Reorganization for Class M shares for periods ended December 31, 1998. Class A, B and C shares are newly offered and therefore have no available performance information. The other share classes, however, would have substantially similar returns because the shares are invested in the same portfolio securities and the annual returns would differ only to the extent that Class A, B and C shares do not have the same expenses. Comparative information with respect to the MSCI Index is also included. There are differences and similarities between the investments which the Fund may purchase and the investments measured by the MSCI Index. The net asset value and returns of the Fund will fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.



                          AVERAGE ANNUAL TOTAL RETURNS



                                                                              MSCI
                                                                             Europe
            FOR PERIODS ENDED DECEMBER 31, 1998               Class M(1)    Index(2)
            -----------------------------------               ----------    --------
One Year....................................................    30.33%       28.53%
Five Years..................................................    20.80%       19.09%
Since Inception(3)..........................................    12.45%       14.47%


---------------

(1) The one year average annual total return reflects the imposition of a 2% redemption fee.



(2) The Morgan Stanley Capital International Europe Index is an unmanaged index that is generally representative of the equity securities of the European markets. Index returns assume reinvestment of dividends and unlike the Fund's returns, do not reflect any fees, expenses or sales charges.



(3) Inception date for Class M Shares is February 16, 1990.

     The following table compares the performance of the Class M shares of the Fund over various periods ended December 31, 1998, with that of other mutual funds within the category described below according to data reported by Lipper. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis.



                                                                LIPPER MUTUAL FUND
                                                               PERFORMANCE ANALYSIS
                                                              WESTERN EUROPEAN FUNDS
                                                              ----------------------
One Year (Period ended 12/31/98)............................      #4 of 13 Funds
Five Years (Period ended 12/31/98)..........................      #5 of 13 Funds



     The Lipper Western European Funds category includes funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in Western European regions or in a single country within these regions.


     Again, the historical performance figures reflected above represent the operations of the Fund in closed-end form. If the Fund had operated as an open-end fund during those periods, the performance of the Fund would likely have been different and possibly lower.

                       INVESTMENT MANAGER AND UNDERWRITER

     INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("the Adviser"), 345 Park Avenue, New York, New York, is the Fund's investment manager. The Adviser is approximately 70% owned directly and indirectly by Zurich Financial Services, a newly formed global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to an investment management agreement, the Adviser acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliated with officers or employees of the Adviser), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

     The investment management agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     The Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund and by the shareholders of the Fund subject thereto or the Board of Directors. The Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment.

     Responsibility for overall management of the Fund rests with its Board of Directors and officers. Professional investment supervision is provided by the Adviser.

     On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to the Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

     On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

     Upon consummation of this transaction, the Fund's existing investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board therefore approved a new investment management agreement with the Adviser, which was substantially identical to the prior investment management agreement of the Fund in closed-end form, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting which concluded in December 1998.

     A new investment management agreement was approved by the Board of Directors and subsequently by the shareholders of the Fund at the annual meeting held on July 20, 1999, in connection with the proposal to convert the Fund to open-end status and to combine the Fund with the Kemper Europe Fund. This new agreement reflects the implementation of lower advisory fees and other changes to conform the agreement to those in place for other open-end funds in the Kemper family of funds. A summary of the terms of the new agreement is provided above.

     The Fund pays Scudder Kemper an investment management fee, payable monthly, at 1/12 of the annual rates shown below:

                                                             ANNUAL MANAGEMENT
AVERAGE DAILY NET ASSETS OF THE FUND                             FEE RATES
------------------------------------                         -----------------
$0 - $250 million..........................................        0.75%
$250 million - $1 billion..................................        0.72
$1 billion - $2.5 billion..................................        0.70
$2.5 billion - $5 billion..................................        0.68
$5 billion - $7.5 billion..................................        0.65
$7.5 billion - $10 billion.................................        0.64
$10 billion - $12.5 billion................................        0.63
Over $12.5 billion.........................................        0.62

     The expenses of the Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

     The investment management fees incurred by the Fund for its last three fiscal years are shown in the table below. These fees are based on the Fund's former fee schedule as a closed-end entity and are based on the Fund's average weekly net assets. The investment management fees to be paid by the fund in open-end form will be lower.


  FISCAL 1998    FISCAL 1997    FISCAL 1996
  -----------    -----------    -----------
  $4,151,077     $3,490,192     $2,805,909


     FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. As a closed-end investment company, the Fund was not charged any fees for the services provided by SFAC. As an open-end investment company, however, the Fund will incur an annual accounting service fee that is based on the actual services provided, but is expected to equal approximately .10% of the average daily net assets of the Fund.

     PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreements ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of the Adviser, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

     The distribution agreement continues in effect from year to year so long as such continuance is approved for each relevant class at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a class by class basis.

     CLASS A SHARES. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares.

     CLASS B SHARES. For its services under the distribution agreement, KDI receives a fee from the Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

     CLASS C SHARES. For its services under the distribution agreement, KDI receives a fee from the Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charges -- Class C Shares".

     CLASS M SHARES. KDI receives no compensation from the Fund as principal underwriter for Class M shares.

     CLASS B SHARES AND CLASS C SHARES. The Fund has adopted a plan under Rule 12b-1 of the Act (the "Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and cost more than other types of sales charges.

     If the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

     ADMINISTRATIVE SERVICES. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, the Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of Class A, B, C and M shares of the Fund.

     KDI enters into related arrangements with various broker-dealers and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A and Class M shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class A shares maintained and serviced by the firm and the fee continues until terminated by KDI and the Fund. With respect to Class B shares and Class C shares, KDI currently advances to firms the first year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

     Prior to the date of this Statement of Additional Information, the Fund has not paid any administrative services fees.

     KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fees that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of the Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

     Certain Directors or officers of the Fund are also directors or officers of the Adviser, or KDI as indicated under "Officers and Directors."

     CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charge (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund.

     INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. Prior to July 20, 1999, PricewaterhouseCoopers LLP served as independent auditors to the Fund.

     LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

                             PORTFOLIO TRANSACTIONS

BROKERAGE

     Allocation of brokerage is supervised by the Adviser.

     The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/ dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of KDI with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

     When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser may place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in OTC securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

     To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

     Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

     The Board members review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

     The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

     The table below shows total brokerage commissions paid by the Fund for the last three fiscal periods and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.


                  ALLOCATED TO
                 FIRMS BASED ON
                  RESEARCH IN
  FISCAL 1998     FISCAL 1998      FISCAL 1997    FISCAL 1996
  -----------    --------------    -----------    -----------
   $789,718             None        $662,786       $262,451


                 PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

     ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase and do not convert into another class. Class M shares represent the initial class of shares of the Fund and are no longer offered. Class M shares are subject to a 2% fee on exchanges and redemptions (including redemptions in-kind). Class M Shares expire one year from the date of this Statement of Additional Information. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

     The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                            ANNUAL 12B-1 FEES
                                            (AS A % OF AVERAGE
                   SALES CHARGE             DAILY NET ASSETS)           OTHER INFORMATION
                   ------------             ------------------          -----------------
Class A  Maximum initial sales charge of           None         Initial sales charge waived or
         5.75% of the public offering                           reduced for certain purchases
         price
Class B  Maximum contingent deferred sales        0.75%         Shares convert to Class A shares
         charge of 4% of redemption                             six years after issuance
         proceeds; declines to zero after
         six years
Class C  Contingent deferred sales charge         0.75%         No conversion feature
         of 1% of redemption proceeds for
         redemptions made during first
         year after purchase
Class M  None                                      None         Subject to 2% fee on all
                                                                redemptions (including
                                                                redemptions in-kind) and
                                                                exchanges; all "large" redemption
                                                                requests (i.e., $500,000 or
                                                                greater) will be redeemed
                                                                in-kind; Class M shares will
                                                                convert into Class A shares of
                                                                the Fund one year from the date
                                                                of this Statement of Additional
                                                                Information


     The minimum initial investment for the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an IRA is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct

Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

     Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

     INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The public offering price of Class A shares for purchasers of the Fund choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                  SALES CHARGE

                                                                                             ALLOWED TO
                                                                                            DEALERS AS A
                                               AS A PERCENTAGE OF    AS A PERCENTAGE OF    PERCENTAGE OF
AMOUNT OF PURCHASE                               OFFERING PRICE       NET ASSET VALUE*     OFFERING PRICE
------------------                             ------------------    ------------------    --------------
Less than $50,000............................         5.75%                 6.10%               5.20%
$50,000 but less than $100,000...............         4.50                  4.71                4.00
$100,000 but less than $250,000..............         3.50                  3.63                3.00
$250,000 but less than $500,000..............         2.60                  2.67                2.25
$500,000 but less than $1 million............         2.00                  2.04                1.75
$1 million and over..........................         0.00**                0.00**            ***

---------------
  * Rounded to the nearest one-hundredth percent.

 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*** Commission is payable by KDI as discussed below.

     The Fund receives the entire net asset value of all Class A shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

     Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in the Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

     KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

     Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.Il). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

     Class A shares may be sold at net asset value in any amount to: (a) officers, directors, trustees, employees (including retirees) and sales representatives of the Fund, its Adviser, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (d) any trust or pension, profit sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may also be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase Fund Class A shares at net asset value through reinvestment programs described herein of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms acting solely as agents for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

     Class A shares of the Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

     Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

     Class A shares of the Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

     The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

     DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

     KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

     Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

     PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at the rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

     WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the KSvC will be invested instead in Class A shares at net asset value where the combined subaccount value in the Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the above sales arrangements, consult your financial representative or the KSvC. Financial services firms may receive different compensation depending upon which class of shares they sell.

     GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

     KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold by the firm under the following conditions:
(i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

     In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund or other funds underwritten by KDI.

     Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

     Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase, repurchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

     The Fund reserves the right to withdraw all or any part of the offering made by the prospectus and this statement of additional information and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

     Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this statement of additional information.

     As described herein, Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time.

     The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

                       REDEMPTION OR REPURCHASE OF SHARES

     GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

     The redemption price for shares of the Fund will be the net asset value per share of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

     Upon the redemption or exchange of Class M shares of the Fund (including redemptions in-kind), a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to discourage short term trading in a vehicle intended for long term investment. The fee is not a deferred sales charge, is not a commission paid to the investment manager or its subsidiaries, and does not benefit the investment manager in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time. The 2% fee applies to redemptions from the Fund and exchanges to other Kemper Mutual Funds by Class M shareholders, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.

     Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

     Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. THE SHAREHOLDER WILL BEAR THE RISK OF LOSS including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

     TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge or applicable redemption fee) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders provided the trustee, executor, or guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through

EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

     REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

     EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge or redemption fee). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

     CONTINGENT DEFERRED SALES CHARGE -- LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon the redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;
(c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security

Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

     CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                              CONTINGENT DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                                SALES CHARGE
---------------------------------                             -------------------
First.......................................................           4%
Second......................................................           3%
Third.......................................................           3%
Fourth......................................................           2%
Fifth.......................................................           2%
Sixth.......................................................           1%

     The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special
Features -- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for, redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

     CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special
Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

     CONTINGENT DEFERRED SALES CHARGE -- GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

     The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1999 will be eligible for the second year's charge if redeemed on or after March 1, 2000. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

     REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Mutual Funds. A shareholder of the Fund or any other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


     REDEMPTION IN-KIND. The Fund has adopted the following redemption policy in an attempt to avoid the imposition of adverse tax consequences on remaining shareholders that may be caused by certain large-scale redemptions. In conformity with Rule 18f-1 under the 1940 Act, the Fund reserves the right to redeem its shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. As an operating policy, the Fund reserves the right to satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. This policy may be modified or terminated at any time by the Board of Directors. As to Class M shareholders, the Fund will honor any request for redemptions by making payment in whole or in part in readily marketable securities to the extent those redemptions exceed $500,000 during any 90-day period within the one year period following the Fund's conversion to open-end status. Any securities distributed in-kind would be valued in accordance with the Fund's policies used to determine net asset value, and would be selected pursuant to procedures adopted by the Board of Directors to help ensure that such redemptions are effected in a manner that is fair and equitable to all shareholders. The redeeming shareholder will bear the risk of fluctuations in value of the in-kind redemption proceeds after the trade date for the redemption. Shareholders who receive portfolio securities in redemption of Fund shares will be required to make arrangements for the transfer of custody of such securities to the shareholder's account and must communicate relevant custody information to the Fund prior to the effectiveness of a redemption request. Redemption requests subject to the Fund's redemption in-kind policy will not be considered in good order unless such information is provided. As discussed below, a redeeming shareholder will bear all costs associated with the in-kind distribution of portfolio securities. Shareholders receiving securities in-kind may, when selling them, receive less than the redemption value of such securities and would also incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

     Redeeming shareholders will bear any costs of delivery and transfer of the portfolio securities received in an in-kind redemption (generally, certain transfer taxes and custodial expenses), and such costs will be deducted from their redemption proceeds. Redeeming shareholders will also bear the costs of re-registering the securities, as the securities delivered will be registered in the Fund's name or the nominee names of the Fund's custodians. The actual per share expenses for redeeming shareholders of effecting an in-kind redemption and of any subsequent liquidation by the shareholder of the portfolio securities received will depend on a number of factors, including the number of shares redeemed, the Fund's portfolio composition at the time and market conditions prevailing during the liquidation process. The Fund gives no assurances of such expenses, and shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the Fund redeemed. These expenses are in addition to any applicable redemption fee or contingent deferred sales charge.

     The Fund has received an exemptive order from the SEC to permit in-kind redemption transactions to be effected by shareholders who may be deemed to be affiliated with the Fund because they own 5% or more of the Fund's outstanding voting securities.

                                SPECIAL FEATURES

     CLASS A SHARES -- COMBINED PURCHASES. The Fund's Class A shares may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper Europe Fund, Inc., Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Income Trust, Kemper Funds Trust and Kemper Securities Trust ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include:
(a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

     CLASS A SHARES -- LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

     CLASS A SHARES -- CUMULATIVE DISCOUNT. The Fund's Class A shares also may be purchased at the rate applicable to the discount bracket attained by adding to the cost of Fund shares being purchased the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

     CLASS A SHARES -- AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

     EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below. Shareholders of Class M shares may also exchange their shares for Class A shares of other Kemper Mutual Funds in accordance with the provisions below.

     CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A
Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the offering period for such series as described in the applicable prospectus or statement of additional information. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

     Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

     CLASS B SHARES. Class B shares of the Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

     CLASS C SHARES. Class C shares of the Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, the cost and purchase date of the shares that were originally purchased and exchanged are retained.

     CLASS M SHARES. Class M shares of the Fund may be exchanged for Class A Shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases", subject to 2% fee. Class M shareholders may not exchange shares in an amount that would trigger an in-kind redemption (see above).

     GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Period"). The Fund reserves the right to invoke the 15-Day Hold Policy for exchanges of $1,000,000 or less if, in the investment manager's judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefor may be subject to the 15-Day Hold Policy.

     For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

     SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

     EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $5,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct

Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as IRAs.

     BANK DIRECT DEPOSIT. A shareholder may purchase additional Fund shares through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50, maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

     PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

     SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

     The purchase of Class A shares while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. Therefore, the Funds will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemption of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

     TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

     - Traditional, Roth and Education IRAs with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

     - 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

     - Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

     Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

     Upon receipt by the Shareholder Service Agent of a request for redemption, shares of the Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Fund's prospectus.

     Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described herein are provided because of anticipated economies in sales and sales-related efforts.

     The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or
(ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

     The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the IRS or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

                             OFFICERS AND DIRECTORS

     The officers and directors of the Fund, their birthdates, their principal occupations, addresses, and their affiliations, if any, with the Adviser and KDI are listed below. All persons named as directors also serve in similar capacities for other funds managed by the Adviser.

DIRECTORS.

     JAMES E. AKINS (10/15/26), Director, 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.

     ARTHUR R. GOTTSCHALK (2/13/25), Director, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.

     FREDERICK T. KELSEY (4/25/27), Director, 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds; formerly, Trustee of the Pilot Funds.

     FRED B. RENWICK (2/1/30), Director, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director; TIFF Industrial Program, Inc.; Director, The Warburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church in America.

     *THOMAS W. LITTAUER (4/26/55), Director, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

     JOHN G. WEITHERS (8/8/33), Director, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

OFFICERS

     *CORNELIA M. SMALL (7/28/44), Chairman, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

     *MARK S. CASADY (9/21/60), President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

     *PHILIP J. COLLORA (11/15/45), Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper.

     *THOMAS W. LITTAUER (4/26/55), Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.

     *ANN M. MCCREARY (11/6/56), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

     *KATHRYN L. QUIRK (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

     *LINDA J. WONDRACK (9/12/64), Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

     *JOHN R. HEBBLE (6/27/58), Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

     *BRENDA LYONS (2/21/63), Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

     *CAROL L. FRANKLIN (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper

     *JOAN R. GREGORY (8/4/45), Vice President, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper.

     *MARC SLENDEBROEK (12/8/64), Vice President, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper.

     *CAROLINE PEARSON (4/1/62), Assistant Secretary, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

     *MAUREEN E. KANE (2/14/62), Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

     *ELIZABETH C. WERTH (10/1/47), Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President and Director of State Registrations, KDI.
---------------
* Interested persons of the Fund as defined in the 1940 Act.

     The directors and officers who are "interested persons" as designated above receive no compensation from the Fund. The tables below shows amounts estimated to be paid or accrued to those directors who are not designated "interested persons" during the Fund's first full fiscal year following its reorganization to open-end status except that the information in the last column is for calendar year 1998.

                                                                     TOTAL COMPENSATION FROM
                                              ESTIMATED AGGREGATE    KEMPER FUND COMPLEX PAID
                                                 COMPENSATION                TO BOARD
NAME OF DIRECTOR                                 FROM FUND(1)               MEMBERS(2)
----------------                              -------------------    ------------------------
James E. Akins..............................        $1,800                   $130,000
Arthur R. Gottschalk(1).....................        $1,800                   $133,200
Frederick T. Kelsey.........................        $1,800                   $130,500
Fred B. Renwick.............................        $1,800                   $130,500
John G. Weithers............................        $1,800                   $134,800

---------------
(1) Includes deferred fees pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund.

(2) Includes compensation for service on the Boards of 15 Kemper Funds with 55 fund portfolios. Each Director currently serves as a board member of 15 Kemper funds with 55 fund portfolios.


     As of August 13, 1999, the directors and officers as a group owned less than 1% of the then outstanding shares of the Fund and no person owned of record more than 5% of the outstanding shares of any class of the Fund, except as shown below:



            NAME AND ADDRESS                 CLASS                PERCENTAGE
            ----------------                 -----                ----------
Lazard Freres & Co., Inc.                     M                      6.4%
30 Rockefeller Plaza
New York, New York 10020


                            ORGANIZATION OF THE FUND


     The Fund was organized as a Maryland corporation on November 22, 1989. The Fund began operations on February 9, 1990 as a closed-end management investment company. On July 20, 1999, the fund's shareholders approved the conversion of the Fund to an open-end investment company. As a result of the conversion and the reorganization with Kemper Europe Fund, the Fund changed its name to "Kemper New Europe Fund, Inc." and issued newly designated Class A, Class B and Class C shares to the shareholders of Kemper Europe Fund and Class M shares to its existing shareholders. Class M shares will automatically convert to Class A shares one year after the date of this Statement of Additional Information.


     Currently, the Fund offers three classes of shares. These are Class A, Class B and Class C shares, which have different expenses, which may affect performance. Shares of the Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive rights. Class B Shares will convert to Class A Shares six years after issuance and Class M shares will convert to Class A Shares one year after the date of this Statement of Additional Information. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing directors, changing fundamental policies or approving an investment management agreement. Subject to the Articles and By-laws of the Fund, shareholders may remove directors.


     Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below). In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

     Directors may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

     The Fund's Articles provide that the presence at a shareholder meeting in person or by proxy of at least one-third of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of directors and ratification of the selection of independent auditors. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.


                              FINANCIAL STATEMENTS



     The Fund's audited Semi-Annual Report dated April 30, 1999 and its audited Annual Report dated October 31, 1998, each of which either accompanies this Statement of Additional Information or has been previously provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund will furnish without charge a copy of the Semi-Annual Report and the Annual Report upon request by calling 1-800-621-1048.

                                    APPENDIX

     The following is a description of the ratings given by S&P and Moody's to corporate bonds.

RATINGS OF CORPORATE BONDS

  S&P:

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest, and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Moody's:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present winch make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
  (a)   (1)    Articles of Incorporation.(1)
        (2)    Articles of Amendment dated January 4, 1990.(1)
        (3)    Articles of Amendment dated February 2, 1990.(1)
        (4)    Amended and Restated Articles of Incorporation dated
               September 3, 1999 (3).
  (b)   (1)    Amended and Restated By-Laws.(1)
        (2)    Amendment to By-Laws dated June 27, 1990.(1)
        (3)    Amendment to By-Laws dated April 12, 1991.(1)
        (4)    Amendment to By-Laws dated May 22, 1992.(1)
        (5)    Amendment to By-Laws dated July 28, 1992.(1)
        (6)    Amendment to By-Laws dated July 19, 1993.(1)
        (7)    Amendment to By-Laws dated January 12, 1995.(1)
        (8)    Amendment to By-Laws dated October 30, 1996.(1)
        (9)    Amendment to By-Laws dated September 29, 1997.(1)
       (10)    Amendment to By-Laws dated April 27, 1999.(1)
       (11)    Amended and Restated By-Laws dated September 3, 1999 (3).
  (c)          Form of Share Certificates.
  (d)          Form of Investment Advisory Agreement with Scudder Kemper
               Investments, Inc.(1)
  (e)          Form of Underwriting and Distribution Services Agreement
               with Kemper Distributors, Inc.(1)
  (f)          Not applicable.
  (g)          Custodian Agreement with Brown Brothers Harriman & Co. Fee
               Schedule and Amendment.(2)
  (h)   (1)    Form of Transfer Agency and Service Agreement with Investors
               Fiduciary Trust Company.(1)
        (2)    Form of Administrative Services Agreement with Kemper
               Distributors, Inc.(1)
        (3)    Form of Fund Accounting Services Agreement with Scudder Fund
               Accounting Corporation.(1)
  (i)   (1)    Opinion and Consent of Willkie Farr & Gallagher, counsel to
               Registrant.
        (2)    Opinion and Consent of Venable, Baetjer and Howard, LLP,
               Maryland counsel to Registrant.
  (j)   (1)    Consent of Ernst & Young LLP Independent Auditors.
        (2)    Consent of PricewaterhouseCoopers LLP Independent
               Accountants.
  (k)          Not applicable.
  (l)          Not applicable.
  (m)   (1)    12b-1 Plan for Class B Shares.(1)
        (2)    12b-1 Plan for Class C Shares.(1)
  (n)          Not applicable.
  (o)          18f-3 Plan.(1)


---------------
(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed April 28, 1999.


(2) Incorporated by reference to Pre-Effective No. 1 to the Registrant's Registration Statement on Form N-1A filed June 8, 1999.



(3) To be filed by amendment.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25.  INDEMNIFICATION

     Under Article XII of Registrant's Charter, the Directors and officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Maryland law. This limitation on liability applies to events occurring at the time a person serves as a Director or officer of Registrant whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted. No provision of Article XII shall protect or purport to protect any Director or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Directors to the fullest extent that indemnification of Directors and advancement of expenses to Directors is permitted by Maryland law.

     Registrant shall indemnify and advance expenses to its officers or other persons to the same extent as its Directors and to such further extent as is consistent with such law.

     Section 10.2 of Registrant's Bylaws authorize Registrant to obtain insurance on behalf of its Directors, officers and employees, including any such person who was serving at the request of the Registrant as a Director, trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against and claimed by such person in such capacity, whether or not Registrant would have the power to indemnify such person against such liability. Registrant may not, however, obtain insurance that protects or purports to protect any Director, officer or employee against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the directors' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the directors who were not interested persons of ZKI or Scudder (the "Independent Directors") for and against any liability and expenses based upon any action or omission by the Independent Directors in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Directors for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Directors in connection with their consideration of the Transaction.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Registrant is managed by Scudder Kemper Investments, Inc. ("Scudder Kemper"). The list required by this Item 26 of officers and directors of Scudder Kemper together with information as to their other businesses, professions, vocations or employment of a substantial nature during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Scudder Kemper (SEC File No. 801-00252) pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 27.  PRINCIPAL UNDERWRITER

     (a) Kemper Distributors, Inc. serves as principal underwriter for Registrant and acts as principal underwriter of the Kemper Funds.

     (b) The information required by this Item 27 relating to each director, officer or partner of Kemper Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by Kemper Distributors, Inc. (SEC File No. 008-47765) pursuant to the Securities Exchange Act of 1934.

     (c) None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     (1) Scudder Kemper Investments, Inc.
        345 Park Avenue
        New York, New York 10154
        (records relating to its functions as investment adviser; Registrant's
         Articles of Incorporation, By-laws and minute books)

     (2) Kemper Distributors, Inc.
        222 South Riverside Plaza
        Chicago, Illinois 60606
        (records relating to its functions as distributor)

     (3) Brown Brothers Harriman & Co.
        40 Water Street
        Boston, Massachusetts 02109
        (records relating to its functions as custodian)

     (4) Investors Fiduciary Trust Company
        801 Pennsylvania Avenue
        Kansas City, Missouri 64105
        (records relating to its functions as transfer agent)

     (5) Kemper Service Company
        811 Main street
        Kansas City, Missouri 64105
        (records relating to its functions as shareholder service agent)

ITEM 29.  MANAGEMENT SERVICES

     Not applicable.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 16th day of August, 1999.


                                          Scudder New Europe Fund, Inc.

                                          By:     /s/ NICHOLAS BRATT

                                          --------------------------------------
                                                      Nicholas Bratt
                                                  President and Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----
                                                       Chairman and Director            August 16, 1999
-----------------------------------------------------
                   Daniel Pierce*

                                                       Director                         August 16, 1999
-----------------------------------------------------
                 Paul Bancroft III*

                                                       Director                         August 16, 1999
-----------------------------------------------------
                Mary Johnston Evans*

                                                       Director                         August 16, 1999
-----------------------------------------------------
                    Richard Hunt*

                                                       Director                         August 16, 1999
-----------------------------------------------------
                  William H. Luers*

                                                       Director                         August 16, 1999
-----------------------------------------------------
                    Wilson Nolen*

                                                       Director                         August 16, 1999
-----------------------------------------------------
                  Ladislas O. Rice*

                 /s/ JOHN R. HEBBLE                    Treasurer (Principal             August 16, 1999
-----------------------------------------------------    Financial and Accounting
                   John R. Hebble                        Officer)

              By: /s/ CAROLINE PEARSON
  -------------------------------------------------
                  Caroline Pearson
                 as Attorney-in-Fact


* Caroline Pearson signs this document pursuant to powers of attorney filed with the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 28, 1999.

                               INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
  (c)          Form of Share Certificates.
  (i)   (1)    Opinion and Consent of Willkie Farr & Gallagher, counsel to
               Registrant.
        (2)    Opinion and Consent of Venable, Baetjer and Howard, LLP,
               Maryland counsel to Registrant.
  (j)   (1)    Consent of Ernst & Young LLP Independent Auditors.
  (j)   (2)    Consent of PricewaterhouseCoopers LLP Independent
               Accountants.